
SPORT
SUPPLY GROUP®

Gateway to Team Sports

Ticker: RBI

FY10 • Investment Presentation

Disclosure regarding forward-looking statements.

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to the Company's anticipated financial performance, business prospects, new developments and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "plans," or similar expressions. These forward-looking statements are based on management's current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those suggested by the forward-looking statements due to a variety of factors, including changes in business, political, and economic conditions due to the threat of future terrorist activity or otherwise, the ability to successfully complete integration related activities, actions and initiatives by current and potential competitors, and certain other additional factors described in the Company's filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on the Company's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this presentation or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

Sport Supply Group: *Fast Facts*

Largest Direct Seller of Sports Equipment & Team Uniforms to Institutions in USA

• **Model:**	"Direct Like Dell" One Stop Shop
• **Industry:**	$3-6B Market; Highly Fragmented Non-retail/non-consumer
• **Targets:**	400,000+ In-School/Out of School Customers and Prospects
• **Competition:**	Local Sporting Goods Stores, Catalogers
• **Basic Value Proposition:**	Factory-Direct Service/Pricing 24-Hour Quick Ship
• **Assets:**	3M+ Catalogs; 40 Telesales Agents; 200+/- Road Men; 20+ Internet Sites; 22,000 Products

Management Team

- **Adam Blumenfeld - Chairman & CEO**
  - Family founded Direct Sales of Sporting Goods in 1972
  - 16 Years Industry Experience
- **Terry Babilla - President, COO, General Counsel**
  - 15+ Years Industry Experience
- **John Pitts - CFO**
  - Formerly with Horizon Health (HORC)
  - 2 Years at RBI
- **Kurt Hagen - EVP Sales/Marketing**
  - Formerly with Fossil (FOSL)
  - 3 Years at RBI
- **Tevis Martin - EVP Road Operations**
  - 5 Years at RBI

STRONG STARTING LINE-UP

SPORT SUPPLY GROUP

Understand the Industry

- **Institutional… NOT Retail**
- **$3-6B in size**
- **Athletics NOT solely dependent on Budgets**
  - Gate Receipts, Fund Raisers, Pay-to-Play Programs
  - Athletics subsidize non revenue-producing school activities
- **Highly fragmented 'Mom & Pop" Distribution**
  - Ripe for Consolidation
- **Lacks Technology and Capital**
- **School spending poised for 7% CAGR through 2013[1]**
  - More students participating in Team Sports[2]

[1]Department of Education [2]SGMA Trends Study

Understand RBI Positioning within Industry

- **Scale:** Largest Player ($250M) in Space; still long runway
- **Breadth:** 100,000 Customers; (Every Zip Code) - Diversification
- **Experience:** Since 1972
- **Direct vs. Re-Distribution:** RBI removes the Middle Man
- **Proprietary Product:** 30% private label (MacGregor, Voit)
- **Buying Power:** Domestic & International
- **Multi-Faceted:** Multiple Direct ‘Tentacles’ into Market
- **One Stop Shop:** 10,000+ SKUs; Equipment + Uniforms
- **Technology:** SAP. First Mover & Leader
- **Balance Sheet:** Expansion. Speed. Opportunity

Recent History: Success Story



FY'06
FY'07
FY'08
FY'09
FY'10(E)
Sales: Organic Growth
224M
236M
251M
250M
263-270M
Gross Margin
33.5%
35.3%
36.2%
35.8%
36.0%
EBIT (Operating Margin%)
3.7%
5.4%
7.8%
8.3%
8.4%
EPS
$0.18
$0.37
$0.76
$0.86
$0.91-1.00

"RBI" as Gateway to Industry

Manufacturing Brands → **RBI** → **$4B Industry** (Schools, Parks, Etc.)

- 200+ Total Road Men
- 3.0M+ Catalogs
- 40 Telesalesmen
- 20+ Web Sites

- **Multiple Tentacles; Deepest Direct Reach**

Current Structure

RBI

FY '09

- Sales: $250M
- $ .86 EPS

Catalog Group

- Sales: $143M
- Season: Q1,Q3,Q4
- Product: 90% Equipment
- Key Sport: Baseball, Softball

Road Sales Group

- Sales: $107M
- Season: Q1,Q2
- Product: 90% Uniforms
- Key Sport: Football, Basketball

We sub-assemble or direct import 30% of our product mix



CHUY'S



24 HOUR
QUICK SHIP



17:58
BONUS
PERIOD
GUEST
BONUS
HOME
1 2 3 4
FOULS
FOULS
36
3
4
32



SPORT SUPPLY GROUP

We take products to market vertically through:


US Games
BSN SPORTS
BSN SPORTS
League DIRECT
2009
BSN SPORTS
TOMARK SPORTS
MULTISPORT EQUIPMENT
New England Camp DISCOUNTER
vpi SPORTS
Master Catalog
vpi SPORTS
ULTIMATE TEAM DEALER ONE STOP SHOP
TEAM★SPORTS
2009
SALEELD SPORTS
Team Uniforms
Team Shoes
Coaches Apparel

3.0M+ Catalogs, Flyers and Postcards

SPORT SUPPLY GROUP

40 Outbound Sales Reps

- Customer Acquisition Focus
- Newly Dedicated Resources 3Q '10



BSN SPORTS
COLLEGIATE PACIFIC
PRACTICE BALLS AT COST!
Attn: Baseball Coaches and Athletic Directors
20 Dozen+
10-19 Dozen
Used At 250+ Colleges
• High School Practice Ball
• College Practice Ball
1-800-527-7510
www.BSNCP.com

Sample Packs



PRE-SEASON FOOTBALL SAVINGS
FREE!!
$75.00 VALUE
Nike® Triax 100
To celebrate the coming together of BSN Sports and Collegiate Pacific as the Power of 1 company...
POWER of 1
$1 SHIPPING
We introduce, for just 60 days...
Every Product in the Catalog!
Orders of $1,000+ to qualify
Expires Midnight, 9/15/07
Save hundreds of dollars with this introductory offer!
Contact your sales rep today!
Steve Easterling
800-527-7510 x9048
www.BSNCP.com

Personalized PDF Sales Flyers

200+ Face-to-Face Salesmen



SPORT SUPPLY GROUP

20+ Web Sites


Sportsonline.com
SPORTS YOU CAN CLICK ON
HACKER SAFE
BSN SPORTS
COLLEGIATE PACIFIC
The Power of One
HOME | HELP | YOUR ACCOUNT | ORDER TRACKING | QUICK ORDER FORM
SHOPS
UP FOR THE SEASON
free shipping
Are You Ready For
Some Football?
FACTORY SPORTS
MY ACCOUNT
SHOPPING CART
1-800-281-7088
Home
About
Contacts
SITE SEARCH
SHOP ARCHERY
Baseball
US Games
NEW 2007
US Games ORIGINAL
Playground/YMCA
After-School Pack
BUY NOW
SHOP FITNESS
SHOP BALLS
CURRICULUM
JOIN CLUB WEB
MEET JOHN THOMSON
SPORT SUPPLY GROUP

We have many proprietary brands...

Sports Cool | MacGregor® | Ryan Express

Flag-A-Tag | Voit® | Titan

Edwards | Gold Medal® | Triple Threat

Mark 1™ | Bulldog Pitching Machines | RolDri®

GSC

Galaxy™ | GameCraft® | Enduro

AlumaGoal® | Funnets | Champion Barbell™

Pro Down | Markers, Inc. | PORTaPiT®

We are also a leading re-distributor of certain major brands

adidas

TEAM
ENGINEERED TO THE EXACT SPECIFICATIONS OF CHAMPIONSHIP ATHLETES

UNDER ARMOUR
PERFORMANCE APPAREL

Rawlings
Est. 1887

Wilson

FY10 Organic Growth Drivers

The Strong Get Stronger

• **School Districts:**	Aggregate the Buy. Partnerships Electronic Ordering Opportunities
• **Elementary**	K-6. Fight Obesity. Federal Funding
• **Product Development:**	Purchasing, Sourcing, Merchandising
• **Internet Expansion:**	B2C / B2B. Partnerships
• **Personalization:**	Technological Advances in Cataloging Pin-Pointed Calling Plans Co-Sponsored Field Events Unique Web Personalization Partnerships
• **Fund Raising:**	My Team Shop. Going from Coach to Player
• **Sales Force Growth**	Opportunistic. Properly Structured.

Organic Drivers

Aggregating School District Demand

U.S. COMMUNITIES

Government Purchasers Saving You Money

Founding Co-Sponsors

U.S. Communities

- $1.5B Buying Consortium for Institutions
- SSG named Exclusive sporting goods partner effective 10/1/09 for 5 years
- Formerly P.E., Now P.E., Athletics & Uniforms
- 37,000 active agencies use USC
- Three phases of Targeting
  1. Past Sports Buyers
  2. Large USC Adopters
  3. Database at Large

Significant Potential Driver

Organic Drivers

Fight vs. Childhood Obesity

FOCUSED FITNESS

Sensible Fitness and Health Programs for Today's Kids

- Exclusive partnership with Focused Fitness
- Nationally accepted curriculum to fight K-6 childhood obesity
- SSG acts as product provider to "FF" Districts
- Taps Federal Grant money; PEP Grants; Foundations

five FOR life PROGRAM

F A B ★PHYSICAL ACTIVITY PROGRAM

Feeds SSG's Highest Margin Product Line

Organic Drivers

Personalization Strategy


US Games
•Equipment
•Uniforms
BSN SPORTS
COLLEGIATE PACIFIC

- Co-sponsored Field Events extend SSG reach locally
- "Tourney in a Box" program rolling out regionally/nationally
- Customer Retention & Prospecting


PrepSportswear.
Your Team. Your Gear. Your Way.™
NO MINIMUM ORDERS
League Direct
1,000 CUSTOMIZABLE PRODUCTS

- Exclusive Web Alliance with PrepSportswear.com
- 1,200 customized SKU's for 110,000 SSG customers
- Incremental Order Potential

Organic Drivers

<u>Fund Raising & Player Purchase Solutions</u>


MY TEAM SHOP
Central High School: Baseball

MY TEAM SHOP

- Electronic Solution for school fund raising <u>and</u> player-selected goods
- School carries no inventory; no admin… “virtual bookstore”
- All money collections and order processing online via school-customized “shop”
- National rollout pending
- **www.BSNsports.com/MTS**


MY TEAM SHOP
PLAYER-PAY • FUNDRAISING

Organic Drivers

New Products into Pipeline



- Leverage Sourcing, Merchandising Expertise and Product Conversions
- Spring 2010: **200 New Products**
- Critical Mass yields Buying Power; Rebate/Discount Potential
- “Gateway Play”: Company reviews multitude of new product concepts from industry entrepreneurs

Bi-Annual Launch of Incremental Products

SPORT SUPPLY GROUP

Organic Drivers

B2C Internet Expansion


eSportsonline
20% OFF sitewide
plus FREE SHIPPING
GAME ROOM SHOP
OUTLET SHOP

- Fastest Growing Corporate Division
- Strengthens seasonally slow Fiscal Q2
- “Retail” gross margins
- Common SKU base with catalogs – introduced to a new audience
- More than 6,500 Affiliates
- Improved SEO, Digital enhancements as next step

Tapping B2C Demand with Same MIX

Organic Drivers

Sales Force Growth

Gus Doerner Sports

Har-Bell Athletic Goods Est. 1967

webster's team sports



- Adding Talent near existing operating hubs
- Deepest Vertical Reach into Accounts (All Coaches/All Sports)
- Opening New Terrain
- 'Green'

  'Experienced'

  'Sales Force Roll-ins'

SSG Model Poised for Leverage

Expansion Options: Multiple Choice

- **ORGANIC GROWTH**
  - "Share shift" via better value proposition/continued penetration/targeted marketing
  - Only 30-50% penetrated into any customer type/10-30% into those pocketbooks
    - Room to run
  - Leverage technology – continued online order shift – enhances retention
- **ACQUIRING DISTRIBUITON**
  - Catalogers
  - Regional Distributors
- **ACQUIRING BRAND**

End Result


Substantial Earnings Leverage
Gross Margin (%)
SGA as (%) of Sales
37%+/-
25%+/-

Historical Results

	Fiscal 2008	Fiscal 2009	1Q 2010
• **Sales**	$251.4M	$250.2M	$77.5M
• **GP%**	36.2%	35.8%	36.0%
• **SG&A%**	28.4%	27.4%	24.7%
• **EPS**	$ .76	$ .86	$ .37
• **Diluted Shares**	15.7M	14.8M	14.5M

Strong Balance Sheet ($ in 000's)

	June 30, 2008	June 30, 2009	Sept. 30, 2009
Cash and Cash Equivalents	$20,531	$10,743	$16,720
Accounts Receivable	$34,060	$33,276	$44,556
Inventories	$36,318	$33,872	$29,980
5.75% Subordinated Debentures	$50,000	$28,856	$28,856

Financing Agreements

- Revolving Credit Facility with Bank of America
  - $40.0M Facility
  - $20.0M Accordion potentially expands facility to $60.0M
  - Expires February 8, 2012
  - $25.0 Million in Acquisition/ $5.0 Million Stock Repurchases Allowed
- $50M 5.75% Convertible Senior Subordinated Notes
  - Due December 2009
  - Conversion Price of $14.65
  - Company has redeemed $21.2 million in Bonds

EBITDA and Adjusted EBITDA ($ in 000's)

	Twelve Months Ended June 30, 2008	2009	1Q 2010
Net Income	$ 9,733	$ 11,916	$ 5,059
Provision for income taxes	6,276	7,345	3,186
Interest expense, net of interest income	3,811	1,749	509
Depreciation and amortization	3,738	2,799	670
EBITDA	23,588	23,809	9,424
Other Expenses:			
Stock-based compensation expense	492	1,156	695
Adjusted EBITDA (a)	$ 24,050	$ 24,965	$ 10,119

(a) EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as net income before interest expense (net of interest income), income taxes, depreciation and amortization. Adjusted EBITDA is defined as net income before interest expense (net of interest income), income taxes, depreciation, amortization, and stock-based compensation expense included in the caption above labeled "Other expenses" which do not directly relate to ongoing operations. SSG management relies on EBITDA and Adjusted EBITDA as the primary measures to review and assess operating performance. SSG believes it is useful to investors to provide disclosures of its operating results on the same basis that is used by management. Management and investors also review EBITDA and Adjusted EBITDA to evaluate SSG's overall performance and to compare SSG's current operating results with corresponding periods and with other companies. You should not consider EBITDA and Adjusted EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States of America. Because EBITDA and Adjusted EBITDA are not measures of financial performance under accounting principles generally accepted in the United States of America and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies.



SPORT SUPPLY GROUP®

Gateway to Team Sports

Ticker: RBI

FY10 • Investment Presentation